UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices, including zip code)

(847) 932-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
1.250% Senior Notes due 2024	ABBV24B	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Item 8.01. Other Events.

On February 22, 2024, AbbVie Inc. (“AbbVie”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc., acting for themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which AbbVie agreed to issue and sell to the Underwriters $15.0 billion aggregate principal amount of its senior notes, consisting of $2,250,000,000 in aggregate principal amount of its 4.800% senior notes due 2027 (the “2027 Notes”), $2,500,000,000 in aggregate principal amount of its 4.800% senior notes due 2029 (the “2029 Notes”), $2,000,000,000 in aggregate principal amount of its 4.950% senior notes due 2031 (the “2031 Notes”), $3,000,000,000 in aggregate principal amount of its 5.050% senior notes due 2034 (the “2034 Notes”), $750,000,000 in aggregate principal amount of its 5.350% senior notes due 2044 (the “2044 Notes”), $3,000,000,000 of its 5.400% senior notes due 2054 (the “2054 Notes”) and $1,500,000,000 in aggregate principal amount of its 5.500% senior notes due 2064 (the “2064 Notes,” and together with the 2027 Notes, the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2044 Notes and the 2054, the “Notes”) in a registered public offering.

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to AbbVie’s registration statement on Form S-3ASR (File No. 333-262908) (the “Registration Statement”) dated as of February 22, 2022. On February 26, 2024, AbbVie filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(5) of the Act. The Notes were sold pursuant to the Underwriting Agreement and were issued pursuant to the Prospectus Supplement. The Notes are governed by an indenture, dated November 8, 2012 (the “Base Indenture”) between AbbVie and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain Supplemental Indenture No. 10 (the “Supplemental Indenture”, and the Base Indenture as so supplemented, the “Indenture”), between AbbVie and the Trustee.

Each series of Notes will mature on March 15 of the applicable year. The Notes are unsecured, unsubordinated obligations of AbbVie and will rank equally in right of payment with all of AbbVie’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations.

AbbVie expects to use the net proceeds received from the issuance of the Notes: (i) to prepay its $5.0 billion 364-day term loan, the proceeds of which were used to fund in part AbbVie’s acquisition of ImmunoGen, Inc., (ii) together with cash on hand, to fund AbbVie’s pending acquisition of Cerevel Therapeutics Holdings, Inc., (iii) to repay outstanding borrowings under AbbVie’s commercial paper program, (iv) to pay fees and expenses in respect of the foregoing, and (v) for general corporate purposes.

Please refer to the Prospectus Supplement dated February 22, 2024 for additional information regarding the Notes offering and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Underwriting Agreement attached as Exhibit 1.1 hereto; (ii) the Base Indenture incorporated by reference as Exhibit 4.1; (iii) the Supplemental Indenture attached as Exhibit 4.2 hereto; and (iv) the forms of Notes attached hereto as Exhibits 4.3 through 4.9, inclusive.

Many of the underwriters in respect of the Underwriting Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for AbbVie and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

1.1	Underwriting Agreement, dated February 22, 2024, by and among AbbVie Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc. (acting for themselves and as representatives of the several underwriters named therein)

4.1	Indenture, dated November 8, 2012, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Amendment No. 5 to AbbVie’s Registration Statement on Form 10 filed November 16, 2012).

4.2	Supplemental Indenture No. 10, dated February 26, 2024, between AbbVie Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 4.800% Note due 2027 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.4	Form of 4.800 Note due 2029 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.5	Form of 4.950% Note due 2031 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.6	Form of 5.050% Note due 2034 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.7	Form of 5.350% Note due 2044 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.8	Form of 5.400% Note due 2054 (included in Exhibit 4.2 of this Current Report on Form 8-K)

4.9	Form of 5.500% Note due 2064 (included in Exhibit 4.2 of this Current Report on Form 8-K)

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated February 26, 2024, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K)

104	Cover Page Interactive Data File--the cover page XBRL are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: February 26, 2024	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President, Chief Financial Officer